UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2002

1-6880
(Commission File Number)

U.S. BANCORP
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation)	41-0255900 (I.R.S. Employer Identification Number)

U.S. Bank Place
225 South Sixth Street, Minneapolis, Minnesota 55402-4302
(Address of Registrant’s principal executive office)

(612) 973-1111
(Registrant’s telephone number)

SIGNATURES
EX-99.1 Certification of Chief Executive Officer
EX-99.2 Certification of Chief Financial Officer

ITEM 9. Regulation FD Disclosure.

     On August 13, 2002, U.S. Bancorp filed its quarterly report on Form 10-Q for the second quarter of 2002 accompanied by certifications pursuant to 18 U.S.C. section 1350 (section 906 of the Sarbanes-Oxley Act of 2002) by each of the Chief Executive Officer, Jerry A. Grundhofer, and Chief Financial Officer, David M. Moffett, of U.S. Bancorp.

     A copy of each certification is attached hereto as an Exhibit and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)  Exhibits.

99.1	Certification of chief executive officer pursuant to 18 U.S.C. section 1350 (section 906 of the Sarbanes-Oxley Act of 2002), dated August 13, 2002.
99.2	Certification of chief financial officer pursuant to 18 U.S.C. section 1350 (section 906 of the Sarbanes-Oxley Act of 2002), dated August 13, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

		By	/s/ Lee R. Mitau Lee R. Mitau Executive Vice President

DATE:	August 13, 2002